UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 2005

                             AQUACELL TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                  1-16165                 33-0750453
------------------------------    -------------   ------------------------------
 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)

           10410 Trademark Street, Rancho Cucamonga, CA          91730
          ----------------------------------------------      ----------
              (Address of principal executive offices)        (Zip Code)

                                  (909) 987-0456
               --------------------------------------------------
               Registrant's telephone number, including area code

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

ITEM 3.01. Notice of Failure to Satisfy a Continued Listing Rule or Standard

     (a) On April 29, 2005 the Registrant received a notice from the American Stock Exchange ("Amex") that it was not in compliance with Sections 301, 132 (e) and 306 of the Amex Company Guide, which provide for (1) timely application to list additional shares; and (2) furnishing the Amex with exhibits to an additional listing application. The Company has subsequently furnished the requested documents to the Amex to comply with the respective Rules.


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AQUACELL TECHNOLOGIES, INC.

Date: May 4, 2005                           By: /s/ Gary S. Wolff
                                            ------------------------------------
                                                    Gary S. Wolff
						    Principal Accounting Officer